Agreements with Shareholders and Related Party Transactions	12 Months Ended
Mar. 31, 2012
Agreements with Shareholders and Related Party Transactions [Abstract]
Agreements with Shareholders and Related Party Transactions

16. Agreements with Shareholders and Related Party Transactions

The shareholder’s agreement between the Company, SHL-Kors Limited (the Company’s former parent prior to the reorganization during July 2011), and Mr. Kors, which provided for the right of the estate of Mr. Kors for a period of 180 days after his death, to elect to sell to the Company all, but not less than all, of the ordinary shares of MKHL then owned by Mr. Kors, was terminated prior to the time of the reorganization as described in Note 2. As a result of this termination, the ordinary shares that were presented in temporary equity in the Company’s consolidated balance sheet at April 2, 2011 as “contingently redeemable ordinary shares” for a value of $6.7 million (which represented the value of the ordinary shares on the date they were acquired by Mr. Kors), were reclassified to permanent equity during July 2011.

During July 2011, the note payable to the Company’s former parent, for $101.7 million, was exchanged for 475,796 preference shares and 6,579,662 ordinary shares, after taking into effect the impact of the share exchange that resulted from the reorganization discussed in Note 2. Accordingly, as of March 31, 2012, there are no outstanding balances related to the note.

From time to time, Sportswear Holdings Limited (the Company’s former parent) or its affiliates have provided a plane for purposes of business travel to the directors and senior management of the Company at no charge to the Company. During Fiscal 2012, $1.4 million, representing the estimated costs of these services, which are based on allocated or incremental cost, was charged to selling, general and administrative expenses as an offset to contributed capital (additional paid-in capital). In the future, the Company may charter a plane from Sportswear Holdings Limited or its affiliates for the Company’s directors and senior management for purposes of business travel.

The Company’s Chief Executive officer and Chief Creative Officer, John Idol and Michael Kors, along with certain of the Company’s current shareholders, including Sportswear Holdings Limited, jointly own Michael Kors Far East Holdings Limited, a BVI company. During Fiscal 2012 the Company entered into certain licensing agreements with certain subsidiaries of Far East Holdings Limited (the “Licensees”) which provide the Licensees with exclusive rights for use of the Company’s trademarks within China, Hong Kong, Macau and Taiwan, and to import, sell, advertise and promote the Company’s products in these regions, as well as to own and operate stores which bear the Company’s tradenames. The agreements between the Company and Far East Holdings Limited expire on March 31, 2041, and may be terminated by the Company at certain intervals if certain minimum sale benchmarks are not met. As of March 31, 2012, there were no royalties earned under these agreements. The Company will not earn royalties under this agreement until the start of its fiscal 2014 year. The Company also provides the Licensees with certain services, including, but not limited to, supply chain and logistics support, management information system support and tax and accounting support at the request of the Licensees, for which the Company charges a service fee based on allocated internal costs employed in delivering the services, and includes a contractually agreed upon markup. During Fiscal 2012 amounts charged to the Licensees for these services totaled $0.9 million, which is recorded in other selling, general and administrative expenses. As of March 31, 2012, there have been no cash payments received related to these charges.